SUPPLEMENT TO THE PROSPECTUS OF
                      THE EVERGREEN GROWTH AND INCOME FUNDS

I.      Evergreen Small Cap Equity Income Fund

        Effective April 6, 1999, the name of the Fund will change to "Evergreen Small Cap Value Fund."

        Additionally, the section of the Fund's prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

        The day-to-day management of the Fund is handled by Nola Maddox Falcone, CFA, and Jordan D. Alexander, CFA. Ms. Falcone is President and Co-Chief Executive Officer of Evergreen Asset Management Corp. ("EAMC"). Ms. Falcone has been the Fund's portfolio manager since its inception in 1993. Mr. Alexander was an assistant portfolio manager with EAMC from September 1998 until March 1999 when he became co-manager of the Fund. From 1995 to 1998, he was an associate healthcare analyst with Paine Webber, Inc., and from 1993-1995, he was a senior analyst with Arthur Anderson LLP.

II.     Evergreen Fund for Total Return

        Effective April 6, 1999, the name of the Fund has been changed to "Evergreen Equity Income Fund."

        In connection with the name change, the Fund's investment objective has been revised. The section of the prospectus entitled "INVESTMENT GOAL" should read: "The Fund seeks primarily current income and secondarily capital growth."

        Likewise, the section of the Fund's prospectus entitled "INVESTMENT STRATEGY" has been changed to clarify that the Fund invests primarily in dividend-paying equity securities. Therefore, the Fund's investment strategy should read: "The Fund invests at least 65% in common stocks of large, established companies (above $5 billion in market capitalization) with a history of dividend payments."

III.    Evergreen Growth and Income Fund

        Effective March 12, 1999, the section of the Fund's prospectus entitled "INVESTMENT STRATEGY" is supplemented as follows: The Fund may invest up to 25% of its assets in foreign securities.

        In connection with the above policy change, the section of the Fund's prospectus entitled "RISK FACTORS" is supplemented to add the following risk heading:

o       Foreign Investment Risk

        Effective January 14, 1999, the section of the Fund's prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

        The day-to-day management of the Fund is handled by Philip M. Foreman. Mr. Foreman joined Evergreen Asset Management Corp. in January 1999 as Portfolio Manager after 7 years as Senior Portfolio Manager at Washington Mutual Advisors, Inc. Mr. Foreman has managed the Fund since January 1999.

March 19, 1999